UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

VIRTUSA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 389-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VRTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

On October 6, 2020, Virtusa Corporation (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with New Mountain Vantage LO, L.P., New Mountain Vantage Focus, L.P., New Mountain Vantage (California) II, L.P., New Mountain Vantage, L.P., New Mountain Vantage Co-Invest II, L.P., New Mountain Vantage GP, L.L.C. and New Mountain Vantage Advisers, L.L.C. (the foregoing, collectively with each of their respective affiliates, the “Investor Group”). Effective upon execution and delivery of the Settlement Agreement, the Board of Directors (the “Board”) of the Company will, (i) expand the size of the Board from nine members to ten members and (ii) appoint Patricia B. Morrison to the Board for a term expiring at the Company’s 2023 annual meeting of stockholders.

Also effective upon execution and delivery of the Settlement Agreement, the Investor Group withdrew its nominations for directors at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) and agreed that all votes on any proxies that have been or may be received by or on behalf of the Investor Group for the election of Ramakrishna Prasad Chintamaneni and/or Patricia B. Morrison (each, an “Investor Group Nominee” and together, the “Investor Group Nominees”) at the 2020 Annual Meeting will be disregarded and each of the Investor Group Nominees withdrew his or her candidacy for election at the 2020 Annual Meeting.

The Settlement Agreement further provides, among other things, as follows:

•	The Investor Group and Investor Group Nominees will each execute a letter of withdrawal of their candidacy for election to the Board at the 2020 Meeting.
•	The Investor Group will not knowingly initiate, encourage, vote in favor of or participate in any third-party proxy, consent or other authority to vote from stockholders (including any “withhold,” “vote no,” “defeat quorum” or similar campaign) relating to the previously announced merger transaction with Austin HoldCo Inc. (“Parent”) and Austin BidCo Inc., which are affiliates of Baring Private Equity Asia (the “Merger”), subject to certain conditions being met.
•	The Company will reimburse the Investor Group promptly following the execution of the Settlement Agreement for its time and efforts and fees and expenses incurred in connection with the subject matter of the Settlement Agreement in an aggregate amount equal to $2,500,000.
•	Upon the closing of the Merger, Parent will reimburse the Investor Group for the difference between $51.35 per share and the sale price per share of the Company’s common stock of any trade executed by the Investor Group in open market transactions or the closing price on the date of any distribution of the Company’s common stock to the Investor Group or any of the partners, members, or investors of the members of the Investor Group, provided that the total amount of all such reimbursements made at the closing of the Merger shall not exceed $2,000,000 in the aggregate.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Voting Agreement

In connection with the execution of the Settlement Agreement, the Company entered into a voting agreement (the “Voting Agreement”) with the Investor Group under which the Investor Group has agreed to vote or cause to be voted, all of the shares of Company Common Stock beneficially owned by the Investor Group in favor of the stockholder proposals submitted at the Company’s stockholders meeting to be held in connection with the Merger. The Voting Agreement provides that after a certain date, the Investor Group may sell shares of Company Common Stock beneficially owned by the Investor Group in certain open market sales transactions where the identity of the purchaser is not known and the Investor Group may distribute shares of Company Common Stock beneficially owned by the Investor Group to partners or members or other owners of the Investor Group subject to the condition that the Investor Group retains certain voting rights over shares of Company Common Stock that are so transferred or distributed.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Settlement Agreement described in Item 1.01 hereof, on October 6, 2020, the Board increased its size from nine to ten directors and appointed Patricia Morrison to the Board. Ms. Morrison’s term will expire at the 2023 annual meeting of stockholders.

Other than the Settlement Agreement and the Nominee Agreement (a form of which was attached as Appendix C to the Proxy Statement filed by members of the Investor Group on August 19, 2020), there is no arrangement or understanding between Ms. Morrison and any other person pursuant to which she was appointed as a director. At the time of this disclosure, Ms. Morrison was not named to any committees of the Board. There are no family relationships between Ms. Morrison and any director or executive officer of the Company, and Ms. Morrison has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Morrison will receive compensation consistent with that provided to all non-employee directors of the Company pursuant to the Company’s Fifth Amended and Restated Director Compensation Policy, as described starting on page 32 of the Proxy Statement for the Company’s 2020 Annual Meeting filed on August 17, 2020. The Company will enter into an indemnification agreement with Ms. Morrison in substantially the same form entered into with the other members of the Company’s Board.

Item 8.01 Other Events.

On October 6, 2020, the Company issued a press release announcing the matters described above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Settlement Agreement, dated October 6, 2019, by and among Virtusa Corporation, New Mountain Vantage LO, L.P., New Mountain Vantage Focus, L.P., New Mountain Vantage (California) II, L.P., New Mountain Vantage, L.P., New Mountain Vantage Co-Invest II, L.P., New Mountain Vantage GP, L.L.C., New Mountain Vantage Advisers, L.L.C. and Austin HoldCo Inc.
10.2	Voting Agreement, dated October 6, 2019, by and among Virtusa Corporation, New Mountain Vantage LO, L.P., New Mountain Vantage Focus, L.P., New Mountain Vantage (California) II, L.P., New Mountain Vantage, L.P., New Mountain Vantage Co-Invest II, L.P., New Mountain Vantage GP, L.L.C. and New Mountain Vantage Advisers, L.L.C.
99.1	Press Release regarding Settlement Agreement dated October 6, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2020	VIRTUSA CORPORATION

	By:	/s/ Kris Canekeratne
Name: Kris Canekeratne
Title: Chief Executive Officer

Exhibit 10.1

Execution Version

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (this “Agreement”) is made and entered into as of October 6, 2020, by and among Virtusa Corporation, a Delaware corporation (the “Company”)and the entities set forth on the signature pages hereto (the “Investor Group”), and solely for purposes of Sections 4, 9, 10(b), 12(b), 13, 14 and 17 (the “Applicable Sections”) Austin HoldCo Inc. (“Parent”). The Company, the Investor Group and, solely with respect to the Applicable Sections, Parent are each herein referred to as a “party” and collectively, the “parties.”

WHEREAS, on July 6, 2020, certain members of the Investor Group filed a Schedule 13D with the SEC, which was subsequently amended on July 29, 2020 (as amended, the “Schedule 13D”);

WHEREAS, certain members of the Investor Group submitted a letter to the Company on June 17, 2020 (the “Nomination Notice”) nominating a slate of director candidates to be elected to the Board of Directors of the Company (the “Board”) at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”);

WHEREAS, the Company, Parent and Austin BidCo Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of September 9, 2020 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”); and

WHEREAS, the Company and the Investor Group have determined to come to an agreement with respect to the composition of the Board and certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.                  Board Composition and Related Matters.

(a)               Simultaneous with the execution and delivery of this Agreement, the Investor Group hereby irrevocably withdraws its Nomination Notice and any related materials, demands or notices submitted to the Company in connection therewith, and the Investor Group hereby further agrees that all votes on any proxies that have been or may be received by or on behalf of the Investor Group for the election of Ramakrishna Prasad Chintamaneni and/or Patricia B. Morrison at the 2020 Annual Meeting will be disregarded, and withdraws and terminates all requests for stock list materials and other books and records of the Company under the General Corporation Law of the State of Delaware (the “DGCL”) or other statutory or regulatory provisions providing for shareholder access to books and records.

(b)               Simultaneous with the execution and delivery of this Agreement, the Investor Group, Ramakrishna Prasad Chintamaneni and Patricia B. Morrison have each executed and delivered to the Company an irrevocable letter of withdrawal of the candidacy of Ramakrishna Prasad Chintamaneni and Patricia B. Morrison (the “Investor Group Designee”) for election to the Board at the 2020 Annual Meeting in the form attached hereto as Exhibit A (the “Withdrawal Letter”).

(c)               Simultaneous with the execution and delivery of this Agreement, the Investor Group shall immediately cease all efforts, direct or indirect, in furtherance of the Nomination Notice and any related solicitation in connection with the Nomination Notice, including any negative solicitation efforts relating to the 2020 Annual Meeting concerning the Company and members of the slate of nominees proposed by the Company, namely Al-Noor Ramji and Joseph G. Doody (the “Company Nominees”), and terminate the Investor Group’s proxy solicitation website, https://www.improvevirtusa.com, and any similar websites and social media posts.

(d)               Simultaneous with the execution and delivery of this Agreement, the Investor Group has executed and delivered to the Company a voting agreement in the form attached hereto as Exhibit B (the “Voting Agreement”).

(e)               Immediately following the execution and delivery of this Agreement, the Board shall increase the size of the Board to ten directors and appoint the Investor Group Designee as a Class I director to the Board to fill the vacancy resulting from the increase in the size of the Board.

(f)                The Investor Group agrees that, in the Investor Group Designee’s capacity as a director of the Company, the Investor Group Designee shall be subject to the terms of the Company’s Amended and Restated Certificate of Incorporation (as may be amended from time to time, the “Charter”), Amended and Restated By-Laws (as may be amended from time to time, the “By-Laws”), committee charters, corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines and similar governance documents that are generally applicable to the Company’s directors.

(g)               The Investor Group acknowledges and agrees that: (A) consistent with her fiduciary duties as a director of the Company, the Investor Group Designee is obligated to consider in good faith, to the same extent as any other director of the Company, recusal from any Board or committee meeting in the event there is any other actual or potential conflict of interest involving the Investor Group Designee with respect to any matter before the Board; and (B) the Board may restrict the Investor Group Designee’s access to information of the Company to the same extent it would for any other director of the Company, in accordance with applicable law.

(h)               Other than as agreed to by the Company, the Investor Group agrees that there shall be no contracts, plans or arrangements, written or otherwise, in effect during the term of this Agreement, between any members of the Investor Group and the Investor Group Designee providing for any compensation, reimbursement of expenses or indemnification of the Investor Group Designee solely in connection with or related to the Investor Group Designee’s service on the Board, provided that the Investor Group can fulfill any obligations owed to the Investor Group Designee pursuant to agreements disclosed to the Company prior to the date hereof.

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(i)                 As long as the Net Long Position of the Investor Group and its Affiliates exceeds 5% of the outstanding common stock of the Company (the “Common Stock”) , in the event that the Investor Group Designee (or any Replacement Designee for her) is no longer able to serve as a director of the Company due to death, disability or other incapacity or for any other reason, then the members of the Investor Group shall be entitled to designate, subject to the approval (not to be unreasonably withheld) of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), a candidate for replacement of the Investor Group Designee (such replacement, a “Replacement Designee”). Any Replacement Designee shall qualify as an Independent Director. The Nominating Committee shall, in good faith and consistent with its fiduciary duties, approve or deny any candidate for Replacement Designee within 10 Business Days after such candidate has: (i) successfully completed a customary background check; (ii) completed a satisfactory interview with the Nominating Committee; (iii) provided the Company with (A) a completed director questionnaire (in the form to be provided by the Company), and (B) such other information and agreements as may be reasonably requested by the Company and that are part of its customary director onboarding practices and (iv) agreed to take all necessary action not be considered to be “overboarded” under the applicable policies of Institutional Shareholder Services, Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), BlackRock, Inc., The Vanguard Group, and/or State Street Corporation as a result of his or her or her appointment to the Board. The Company agrees that it will proceed promptly and in good faith and consistent with its fiduciary duties and provide or complete the background checks, questionnaires and other items described in the preceding sentence. In the event the Nominating Committee declines to approve a candidate for Replacement Designee, (x) any agreements provided by such candidate pursuant to the previous sentence shall be null and void and of no effect and (y) the members of the Investor Group may propose one or more additional candidates, subject to the approval process described above, until a Replacement Designee is approved by the Nominating Committee. Following the approval of a candidate for Replacement Designee by the Nominating Committee, the Board shall promptly appoint such Replacement Designee to the Board. Upon his or her or her appointment to the Board, such Replacement Designee shall be deemed an Investor Group Designee for all purposes under this Agreement.

2.                  Intentionally Omitted.

3.                  Restrictions. Prior to the Termination Date, except as otherwise provided in this Agreement (including Section 11(a)), without the prior written consent of the Board, the members of the Investor Group shall not, and shall instruct their Affiliates, not to, directly or indirectly (in each case, except as permitted by this Agreement):

(a)               acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interest in, (x) 12.00% or more than of the then-outstanding shares of the Common Stock in the aggregate minus (y) the aggregate percentage of shares of Common Stock sold by the members of the Investor Group or their Affiliates after the date hereof (clause (x) minus clause (y), the “Ownership Cap”);

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(b)               unless and until entry by the Company without the prior written consent of the Investor Group into any amendment, waiver or modification of the Merger Agreement that results in (1) a change to the form of consideration to be paid thereunder or (2) a decrease in the Merger Consideration, knowingly initiate, encourage, vote in favor of, or participate in any “withhold,” “against,” “vote no,” defeat quorum or similar campaign with respect to any Stockholder Meeting at which the Merger, the Merger Agreement, the related adjournment proposal or related matters will be voted on by the Company’s stockholders;

(c)               enter into any negotiations, agreements or understandings with any Third Party with respect to the foregoing, or knowingly advise, assist, encourage or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise knowingly take or cause any action inconsistent with any of the foregoing;

(d)               publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement; or

(e)               take any action challenging the validity or enforceability of this Section 3 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement; provided, however, that the restrictions in this Section 3 shall not prevent the members of the Investor Group from making (1) any factual statement as required by applicable legal process, subpoena or legal requirement from any governmental authority with competent jurisdiction over the party from whom information is sought (so long as such request did not arise as a result of action by any of the members of the Investor Group) or (2) any confidential communication to the Company that would not be reasonably expected to trigger public disclosure obligations for either party.

4.                  Non-Disparagement. Prior to the Termination Date, the Company and Parent and each member of the Investor Group shall each refrain from making, and shall cause their respective Affiliates and its and their respective principals, directors, members, general partners, officers and employees not to make or cause to be made any statement or announcement, including in any document or report filed with or furnished to the SEC or through the press, media, analysts or other persons, that constitutes an ad hominem attack on, or otherwise disparages, defames, slanders, impugns or is reasonably likely to damage the reputation of, (a) in the case of statements or announcements by any of the Investor Group: the Company, Parent or any of their Affiliates,subsidiaries or advisors, or any of its or their respective current or former officers, directors or employees, and (b) in the case of statements or announcements by the Company or Parent: the members of the Investor Group or any of the their Affiliates, subsidiaries or advisors, or any of their respective current or former officers, directors. Prior to the Termination Date. unless and until the Merger Agreement is terminated, the Investor Group shall not, nor shall it permit any of its Representatives to issue any press release, make any public statement, or speak on the record or on background with the media that is negative regarding the Merger Agreement, Parent or Sub or their respective Affiliates, the Merger or any transactions related thereto. The restrictions in this Section 4 shall not (a) apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (ii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (b) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder.

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5.                  No Litigation. Prior to the Termination Date, each party hereby covenants and agrees that it shall not, and shall not permit any of its Representatives to, directly or indirectly, alone or in concert with others, encourage, pursue or assist any other person to threaten or initiate, any lawsuit, claim or proceeding before any court (each, a “Legal Proceeding”) against the other party or any of its Representatives, except for (a) any Legal Proceeding initiated to remedy a breach of or to enforce this Agreement and (b) counterclaims with respect to any proceeding initiated by, or on behalf of one party or its Affiliates against the other party or its Affiliates; provided, however, that the foregoing shall not prevent any party or any of its Representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its Representatives; provided, further, that in the event any party or any of its Representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except where such notice would be legally prohibited or not practicable). Each party represents and warrants that neither it nor any assignee has filed any lawsuit against the other party.

6.                  Public Statements; SEC Filings.

(a)               Promptly following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) announcing this Agreement, substantially in the form attached hereto as Exhibit C and following the issuance thereof any public statements by any party or Parent in respect of this Agreement or the subject matter hereof shall be consistent with the Press Release. Prior to the issuance of the Press Release, neither the Company nor the members of the Investor Group shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure thereof without the prior written consent of the other party.

(b)               Promptly following the execution of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement and the Press Release. The Company shall provide the members of the Investor Group and their Representatives with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of the members of the Investor Group and their Representatives.

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(c)               Promptly following the execution of this Agreement, the Investor Group shall file with the SEC an amendment to its Schedule 13D; in compliance with Section 13 of the Exchange Act reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and including the terms of this Agreement and including this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement and the Press Release. The Investor Group shall provide the Company and its Representatives with a reasonable opportunity to review the Schedule 13D Amendment prior to it being filed with the SEC and consider in good faith any comments of the Company and its Representatives.

7.                  Confidentiality.

(a)               For so long as the Investor Group Designee is serving as a director on the Board, the Investor Group acknowledges that following her appointment to the Board, the Investor Group will not communicate with the Investor Group Designee regarding the Company without the prior written consent of the Company (but the foregoing shall in no way limit any communications with the Company and the full Board or with any full committee thereof).

(b)               For the avoidance of doubt, the parties acknowledge and agree that the obligations of the Investor Group under this Section 7 shall be in addition to, and not in lieu of, the Investor Group Designee’s confidentiality obligations under Delaware law and the Charter, By-Laws and applicable corporate governance policies of the Company.

8.                  Compliance with Securities Laws. The Investor Group acknowledges that it understands its obligations under the U.S. securities laws.

9.                  Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to the same extent as a party to this Agreement. Notwithstanding the foregoing, solely with respect to Parent, the term “this Agreement” in this Section 9 shall instead be deemed to be “the Applicable Sections”.

10.              Representations and Warranties.

(a)               The Investor Group represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. The Investor Group represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect, and that the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound. The Investor Group represents and warrants that, as of the date of this Agreement, it beneficially owns an aggregate of 2,979,665 shares of Common Stock. The Investor Group represents and warrants that it has voting authority over such shares and, other than as set forth on Schedule A hereto, owns no Synthetic Equity Interests or any Short Interests in the Company.

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(b)               The Company and Parent (severally and not jointly) each hereby represents and warrants that it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company or Parent, as applicable, constitutes a valid and binding obligation and agreement of the Company or Parent, as applicable and is enforceable against it in accordance with its terms. The Company and Parent (severally and not jointly) each represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of its organizational documents as currently in effect, and that the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound.

11.              Termination. This Agreement shall terminate on the date that is the earlier of (i) the date of the closing of the Merger, (ii) the termination of the Merger Agreement or the Voting Agreement or (iii) the election to terminate this Agreement by the non-breaching party, if the Investor Group or the Company has materially breached any terms of this Agreement or the Voting Agreement and has failed to cure any such breach within twenty days of receipt of written notice of same (the date of termination, the “Termination Date”). If this Agreement is terminated in accordance with this Section 11, this Agreement shall forthwith become null and void, but no termination shall relieve either party from liability for any breach of this Agreement prior to such termination.

12.              Expenses.

(a)               Immediately following the execution of this Agreement, by wire transfer of immediately available funds, the Company shall reimburse the Investor Group for its time and efforts and fees and expenses (including legal expenses) incurred in connection with the subject matter of this Agreement and its investment in the Company (collectively, “Expenses”) in an amount equal to $2,500,000 in the aggregate.

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(b)               In addition to the reimbursement of Expenses under clause (a), subject to the last sentence of this Section 12(b), Parent shall reimburse (or shall cause to be reimbursed) the Investor Group in an amount equal to the difference (which difference may only be a positive number) between (i) $51.35 per share, minus (ii) the sale price per share of Common Stock of any trade executed by the Investor Group in open market transactions or the closing price on the date of any distribution of Common Stock to partners or members or investors of the members of the Investor Group; provided, however, that the total amount of all such reimbursements under this Section 12(b) shall not exceed $2,000,000 in the aggregate. Any such reimbursement shall be made by wire transfer of immediately available funds concurrent with the consummation of the Merger provided for in the Merger Agreement.

13.              Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company:	with mandatory copies (which shall not constitute notice) to:
Virtusa Corporation 132 Turnpike Road, Suite 300 Southborough, MA 01772 Attn: Paul D. Tutun, Executive Vice President and General Counsel Email: [Redacted]	Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attn: John J. Egan III Joseph L. Johnson III Andrew H. Goodman Email: jegan@goodwinlaw.com jjohnson@goodwinlaw.com agoodman@goodwinlaw.com
If to the Investor Group:	with mandatory copies (which shall not constitute notice) to:
New Mountain Vantage Advisers, L.L.C. 1633 Broadway, 48th Floor New York, NY 10019 Attn: Joseph Hartswell Email: [Redacted]	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attn: Russell Leaf Jared Fertman Email: JFertman@willkie.com rleaf@willkie.com
If to Parent:	with mandatory copies (which shall not constitute notice) to:
c/o Baring Private Equity Asia Limited 50 Collyer Quay #11-03/04 OUE Bayfront Singapore 049321 Attention: Kirti Hariharan Email: [Redacted]

Ropes & Gray LLP

191 North Wacker Drive, 32nd Floor

Chicago, IL 60606

Attention: Neill P. Jakobe, Esq., Paul S.

Scrivano, Esq., Eric L. Issadore, Esq.

Email: neill.jakobe@ropesgray.com

paul.scrivano@ropesgray.com

eric.issadore@ropesgray.com

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14.              Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any Legal Proceeding arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by service of a copy thereof upon either its registered agent in the State of Delaware or the Secretary of State of the State of Delaware, with a copy delivered to it by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 13. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

15.              Specific Performance. Each party to this Agreement acknowledges and agrees that the other party would be irreparably injured by an actual breach of this Agreement by the first-mentioned party or its Representatives and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the other party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party.

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16.              Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or the members of the Investor Group, as applicable; provided, further, that, for purposes of this Agreement, the members of the Investor Group shall not be Affiliates or Associates of the Company and the Company shall not be an Affiliate or Associate of the members of the Investor Group; (b) the term “Annual Meeting” means each annual meeting of stockholders of the Company and any adjournment, postponement, rescheduling or continuation thereof; (c) the terms “beneficial ownership,” “group,” “participant,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, that the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; (d) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Independent Director” means an individual that (g) qualifies as an “independent director” under applicable rules of the SEC, the rules of any stock exchange on which the Company is traded and applicable governance policies of the Company and (ii) is not an employee, principal, Affiliate or Associate of the members of the Investor Group or any of their Affiliates or Associates; (h) the term “Merger Consideration” has the meaning ascribed to it in the Merger Agreement as in effect on the date hereof; (i) the term “Net Long Position” means such shares of Common Stock beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote other than as a result of being in a margin account, or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons,” for purposes of the meaning of the term “Net Long Position,” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, associate, organization or other entity of any kind or nature; (j) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (k) the term “SEC” means the U.S. Securities and Exchange Commission; (l) the term “Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company’s equity securities by, manage the risk of share price changes for, or increase or decrease the voting power of, such person with respect to the shares of any class or series of the Company’s equity securities, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company’s equity securities; (m) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling or continuation thereof; (n) the term “Synthetic Equity Interests” means any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such person, the purpose or effect of which is to give such person economic risk similar to ownership of equity securities of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company’s equity securities, or which derivative, swap or other transactions provide the opportunity to profit from any increase in the price or value of shares of any class or series of the Company’s equity securities, without regard to whether (i) the derivative, swap or other transactions convey any voting rights in such equity securities to such person; (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such equity securities; or (iii) such person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions; and (o) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to either party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

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17.              Miscellaneous.

(a)               This Agreement, including all exhibits hereto contains the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b)               This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.

(c)               This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other party. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

(d)               Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e)               If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

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(f)                Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.

(g)               This Agreement may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf’) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

(h)               Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

(i)                 The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

THE COMPANY:

VIRTUSA CORPORATION

By:	/s/ Kris Canekeratne
Name: Kris Canekeratne
Title: Chief Executive Officer

SIGNATURE PAGE TO SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

INVESTOR GROUP:

NEW MOUNTAIN VANTAGE LO, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE FOCUS, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE (CALIFORNIA) II, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

SIGNATURE PAGE TO SETTLEMENT AGREEMENT

NEW MOUNTAIN VANTAGE CO-INVEST II, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE GP, L.L.C.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

SIGNATURE PAGE TO SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

Solely for purposes of the Applicable Sections

PARENT:

Austin HoldCo Inc.

By:	/s/ Kirti Hariharan
Name: Kirti Hariharan
Title: President

SIGNATURE PAGE TO SETTLEMENT AGREEMENT

Schedule A

As of October 5, 2020, New Mountain Vantage Co-Invest II, L.P. has economic exposure to 272,382 shares of Common Stock by way of Cash Derivative Agreements (as described in the Schedule 13D of the Investor Group).

Exhibit A
Form of Withdrawal Letter

October 6, 2020

Virtusa Corporation
132 Turnpike Road, Suite 300

Southborough, MA 01772

Attn: Paul D. Tutun,
Executive Vice President and General Counsel

Re: Withdrawal of Director Candidacy

Ladies and Gentlemen:

Reference is made to that certain Settlement Agreement (the “Agreement”), dated as of October 6, 2020, by and among Virtusa Corporation, a Delaware corporation (the “Company”) and the entities and natural persons set forth on the signature pages thereto (collectively with each of their respective Affiliates, the “Investor Group”). Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

The purpose of this letter is to provide the Company with notice that the Investor Group hereby irrevocably withdraws its Nomination Notice and any related materials, demands or notices submitted to the Company in connection therewith, and the Investor Group hereby further agrees that all votes on any proxies that have been or may be received by or on behalf of the Investor Group for the election of Ramakrishna Prasad Chintamaneni and/or Patricia B. Morrison at the 2020 Annual Meeting will be disregarded, and withdraws and terminates all requests for stock list materials and other books and records of the Company under the DGCL or other statutory or regulatory provisions providing for shareholder access to books and records.

Additionally, by his or her signature below, each of Ramakrishna Prasad Chintamaneni and Patricia B. Morrison hereby irrevocably withdraw his or her name for consideration as a candidate for election as director of the Board at the 2020 Annual Meeting, effective immediately upon the execution and delivery of the Agreement.

Very truly yours,

INVESTOR GROUP:

NEW MOUNTAIN VANTAGE LO, L.P.

By:
Name:
Title:

NEW MOUNTAIN VANTAGE FOCUS, L.P.

By:
Name:
Title:

NEW MOUNTAIN VANTAGE (CALIFORNIA) II, L.P.

By:
Name:
Title:

NEW MOUNTAIN VANTAGE, L.P.

By:
Name:
Title:

NEW MOUNTAIN VANTAGE CO-INVEST II, L.P.

By:
Name:
Title:

SIGNATURE PAGE TO WITHDRAWAL OF CONSENT SOLICITATION

NEW MOUNTAIN VANTAGE GP, L.L.C.

By:
Name:
Title:

NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

By:
Name:
Title:

Ramakrishna Prasad Chintamaneni

Patricia B. Morrison

SIGNATURE PAGE TO WITHDRAWAL OF CONSENT SOLICITATION

Exhibit B
Voting Agreement

Exhibit C
Form of Press Release

Exhibit 10.2

Execution Version

VOTING AGREEMENT, dated as of October 6, 2020 (this “Agreement”), among Virtusa Corporation, a Delaware corporation (the “Company”), and the persons listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

WHEREAS Austin HoldCo Inc., a Delaware corporation (“Parent”), the Company, Austin HoldCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and the Company entered into an Agreement and Plan of Merger dated as of September 9, 2020 (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company;

WHEREAS each Stockholder beneficially owns the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Company Common Stock, Company Series A Preferred Stock and other capital stock of the Company, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has requested that the Stockholders enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company (only as to such Stockholder and not any other Stockholder) as follows:

(a) Authority; Execution and Deliver; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder under, any provision of any Contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to the Stockholder or the properties or assets of the Stockholder.

(b) No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(c) The Subject Shares. The Stockholder is the record and/or beneficial owner of and has good and marketable title to, the Subject Shares, free and clear of any Liens other than restrictions on transfer under applicable state and federal securities laws. As of the date hereof, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

(d) Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Stockholder.

(e) Settlement Agreement. The Stockholder understands and acknowledges that the Company is entering into the Settlement Agreement, dated as of the date hereof, by and among the Company and the Stockholders in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Stockholder as follows: The Company has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company under, any provision of any Contract to which the Company is a party or by which any properties or assets of the Company are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to the Company or the properties or assets of the Company. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports by the Company under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

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Section 3. Agreement to Vote; Other Covenants of the Stockholders. Each Stockholder covenants and agrees as follows:

(a) Agreement to Vote.

(1) In Favor of Merger. Subject to Section 3(c), at any meeting of the stockholders of the Company called to seek the Company Stockholder Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Transaction Agreement, the Merger, or any other Transaction is sought (collectively, the “Special Meeting”), the Stockholder (i) shall, if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum and respond to each request by the Company or the Company for written consent, if any, and (ii) shall vote or cause to be voted (and with respect to the Company Series A Preferred Stock, on an as-converted basis) (including by written consent, if applicable) the Subject Shares in favor of granting the Company Stockholder Approval.

(2) Against Other Transactions. Subject to Section 3(c), at any meeting of stockholders of the Company or at any postponement or adjournment thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) (and with respect to the Company Series A Preferred Stock, on an as-converted basis) the Subject Shares against (including by withholding written consent, if applicable) (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Acquisition Proposal, (iii) any election of directors of the Company (other than the election of directors proposed by the Company as part of “management’s slate” in the Company’s own proxy statement) or any other matters proposed by a third party in a proxy solicitation and (iv) any amendment of the Company Charter or the Company Bylaws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would be reasonably likely to in any manner impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Merger, or any other Transaction or change in any manner the voting rights of any class of Company Capital Stock. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

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(3) Revoke Other Proxies. The Stockholder represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(4) Irrevocable Proxy. The Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3(a). The Stockholder understands and acknowledges that the Company is entering into the Settlement Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a)(4) is given in connection with the execution of the Settlement Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request to do so by the Company, such Stockholder shall as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of the irrevocable proxy set forth in this Section 3(a)(4).

(b) Intentionally Omitted.

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(c) No Transfer. Other than pursuant to this Agreement, the Stockholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger, (ii) grant any proxies (other than as set forth in this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, (iii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Stockholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Notwithstanding the foregoing or anything else contained in this Agreement, (A) each Stockholder may Transfer any Subject Shares to an Affiliated corporation, trust or other Person under common control with the Stockholder, provided that in each such case the applicable transferee has validly executed and delivered a voting agreement substantially identical to this Agreement to the Company prior to such transfer, (B) the foregoing shall not limit or preclude any transfers or redemptions of interests in any Stockholder that is a hedge fund, private equity fund or similar investment fund so long as such Stockholder continues to own the Subject Shares and be bound by the terms of this Agreement, and (C) after the earlier to occur of (I) November 2, 2020 and (II) the record date for the Special Meeting (such earlier date, the “Trigger Date”), the Stockholder may make (1) transfers of Subject Shares that the Stockholder owns as of the date of this Agreement or hereafter acquires in open market sale transactions where the identity of the ultimate purchaser is not known to such Stockholder or (2) if the Stockholder is a partnership or limited liability company or other form of investment fund, a distribution to one or more partners or members or other owners of such Stockholder, provided that in each such case of (1) and (2) above, either (x) the Stockholder retains voting rights over such Subject Shares by virtue of being the owner thereof as of the record date and the Stockholder remains bound by this Agreement, but the Stockholder will be deemed to have satisfied this clause (x) if, as of the date of any transfer or distribution of Subject Shares effected after the Trigger Date, a record date for the Special Meeting has not been established or if a new record date is established subsequent to any such transfer or distribution that is on a date that is after the date of such transfer or distribution or (y) votes such Subject Shares to be transferred or distributed in favor of the Merger if a proxy card and definitive proxy statement is made available to the Stockholder prior to such sale or distribution and the irrevocable proxy set forth in Section 3(a)(4) over such Subject Shares remains in full force and effect following such sale or distribution so long as the record date for the Special Meeting is not changed after the date of such sale or distribution (it being agreed that if a proxy card and definitive proxy statement is not made available to the Stockholder prior to such sale or distribution, then such Stockholder shall instead comply with the obligations set forth in the prior clause (x)). If any voluntary or involuntary transfer of any Subject Shares covered hereby shall occur other than a transfer of Subject Shares pursuant to clause (ii) or clause (iii) (provided that with respect to clause (C) of the third sentence of this Section 3(c), the Stockholder shall continue to comply with the obligations in sub-clause (x) or, if applicable ,sub-clause (y), of clause (C) of the third sentence of this Section 3(c)) of the foregoing sentence (including a transfer or disposition permitted by clause (i) of the foregoing sentence, sale by the Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

(d) No Solicitation. The Stockholder shall not, and shall cause any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder not to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Acquisition Proposal, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into any Acquisition Agreement with respect to any Acquisition Proposal or (iii) enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with or facilitate or enable any Acquisition Proposal.

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(e) Waiver of Appraisal Rights. The Stockholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL and any other similar statute in connection with the Merger.

(f) No Inconsistent Actions or Statements. The Stockholder shall not, and shall cause its Affiliates not to (i) make any Acquisition Proposal or (ii) issue any press release or make any other public statement with respect to the Merger Agreement, the Merger any other Transaction Agreement or Transaction, without the prior consent of the Company, except in the case of this clause (ii) as may be required by applicable Law.

(g) Disclosure in Proxy Statement. The Stockholder consents and authorizes the Company to publish and disclose in the Proxy Statement and the Company and Parent to disclose in all documents filed with the SEC in connection with the Merger Agreement its identity and beneficial ownership of the Subject Shares and the nature of its obligations under this Voting Agreement.

(h) Notification of Acquisition of Additional Shares. At all times during the period commencing with the execution and delivery of this Agreement and continuing until termination hereof, the Stockholder shall promptly notify the Company of the number of any additional shares of Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company and the number and type of any other voting securities of the Company acquired by such Stockholder, if any, after the date hereof and promptly deliver to the Company an updated Schedule A including such Subject Shares. In the event of a stock dividend or distribution, or any change in any of the Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the terms “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged.

Section 4. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) upon the termination of the Merger Agreement in accordance with its terms or (iii) the mutual written agreement of the parties to terminate this Agreement, other than with respect to the liability of any party for breach hereof prior to such termination. The Stockholder may terminate this Agreement upon the entry by the Company without the prior written consent of the Stockholder into any amendment, waiver or modification of the Merger Agreement that results in (i) a change to the form of consideration to be paid thereunder or (ii) a decrease in the Merger Consideration.

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Section 5. Additional Matters. Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 6. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto, provided that this Agreement may be amended, and any provision hereof may be waived, with respect to any Stockholder by an instrument in writing signed by the Company and such Stockholder, without the consent of any other party.

(b) Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of the Company Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, if applicable. Nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement solely in his or her capacity as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

(c) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company in accordance with Section 9.02 of the Merger Agreement and to each Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(d) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such word or phrase shall not simply mean “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The terms “or”, “any” or “either” are not exclusive.

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(e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(f) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against the Company when one or more counterparts have been signed by the Company and delivered to each Stockholder. This Agreement shall become effective against each Stockholder when one or more counterparts have been executed by such Stockholder and delivered to the Company. Each party need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

(g) Intentionally Omitted.

(h)Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings and representations, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights (except the rights conferred upon those persons specified as proxies pursuant to Section 3(a)(4)) or remedies hereunder. Nothing herein effects the Settlement Agreement which shall remain in effect in accordance with the terms set forth therein.

(i) Governing Law. This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles of such State.

(j) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Company without the prior written consent of each Stockholder or by any Stockholder without the prior written consent of the Company, and any purported assignment without such consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(k) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in the event any dispute arises out of this Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees that it will not bring any action relating to this Agreement or any Transaction in any other court and (e) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

Virtusa Corporation

By:	/s/ Kris Canekeratne
Name:	Kris Canekeratne
Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

STOCKHOLDERS:

NEW MOUNTAIN VANTAGE LO, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE FOCUS, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE (CALIFORNIA) II, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

[Signature Page to Voting Agreement]

NEW MOUNTAIN VANTAGE CO-INVEST II, L.P.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE GP, L.L.C.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

By:	/s/ Daniel Riley
Name: Daniel Riley
Title: Authorized Person

[Signature Page to Voting Agreement]

SCHEDULE A

Name and Address of Stockholder	Total Shares of Common Stock Owned (10/5/2020)	Total Shares of Series A Preferred Stock Owned
New Mountain Vantage, L.P. 1633 Broadway, 48th Floor New York, NY 10019	93,923	-
New Mountain Vantage Focus, L.P. 1633 Broadway, 48th Floor New York, NY 10019	144,256	-
New Mountain Vantage (California) II, LP 1633 Broadway, 48th Floor New York, NY 10019	534,594	-
New Mountain Vantage LO, LP 1633 Broadway, 48th Floor New York, NY 10019	33,749	-
New Mountain Vantage Co-Invest II, L.P. 1633 Broadway, 48th Floor New York, NY 10019	1,788,143	-
New Mountain Vantage GP, L.L.C. 1633 Broadway, 48th Floor New York, NY 10019	385,000	-
Total:	2,979,665

Exhibit 99.1

Virtusa Announces Agreement with New Mountain Vantage Advisers In Connection with
Election of Directors to Virtusa Board and Pending Acquisition by BPEA

New Mountain Board Candidate Patricia "Patty" Morrison Appointed to Board

New Mountain Enters Voting Agreement to Support Virtusa’s Proposed Acquisition by BPEA

SOUTHBOROUGH, Mass. – October 6, 2020 – Virtusa Corporation (NASDAQ GS: VRTU), a leading IT services provider that enables the digital transformation of Global 2000 enterprises by designing, building and implementing the end-to-end technology solutions that are essential to compete in a digital-first world, today announced that it has entered into an agreement with New Mountain Vantage Advisers, L.L.C. (“NMV”), which economically owns approximately 10.8 percent of Virtusa’s outstanding common stock, regarding the election of directors and Virtusa’s pending acquisition by BPEA.

Pursuant to the agreement, NMV has withdrawn its nominations for directors at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Following the Annual Meeting, which was held on October 2, 2020, the Virtusa Board has appointed Patricia "Patty" Morrison as a new independent director, effective immediately.

Additionally, NMV has entered into a voting agreement under which NMV will vote in favor of the previously announced transaction with Baring Private Equity Asia (BPEA) under which BPEA will acquire Virtusa for $51.35 per share in cash. The BPEA transaction remains on track to close in the first half of 2021.

Kris Canekeratne, Chairman and CEO of Virtusa, said, “We appreciate New Mountain’s constructive engagement with regard to this mutually beneficial agreement, and we are excited to welcome Patty Morrison to the Virtusa Board. We are also pleased to have New Mountain’s support as we work towards completing our pending transaction with BPEA and delivering maximum value to Virtusa shareholders.”

“In reaching this agreement with New Mountain, we are supplementing our Board with a distinguished new director in Patty,” said Rowland T. Moriarty, Lead Independent Director of Virtusa’s Board of Directors. "Patty will add important healthcare IT experience and diversity to the Board that will complement the areas of expertise of our existing directors. We look forward to her contributions as we continue to build on our momentum.”

“New Mountain Vantage would like to thank our fellow shareholders for their strong support at Virtusa’s 2020 Annual Meeting,” said Chad Fauser, Head of Engagement at NMV. “In light of the signed merger agreement with BPEA, we have decided to support the transaction in order to minimize any unnecessary distractions for Virtusa as it moves towards closing. We are pleased that the value of Virtusa increased substantially since the initiation of our engagement this spring. We are confident that the Virtusa Board, together with the new addition of our independent nominee Patty Morrison, will give due consideration to any superior proposals that may arise in a manner consistent with the terms of the merger agreement.”

The complete agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

J.P. Morgan Securities and Citi acted as financial advisors and Goodwin Procter LLP acted as legal counsel to Virtusa.

About Patricia "Patty" Morrison

Ms. Morrison is an accomplished information technology executive with significant public board experience. Ms. Morrison most recently served as Executive Vice President, Customer Support Services and Chief Information Officer at Cardinal Health, Inc., a provider of healthcare services, from 2009 to 2018. Prior to joining Cardinal Health, Ms. Morrison was Chief Executive Officer of Mainstay Partners, a technology advisory firm, from 2008 to 2009, and Executive Vice President and Chief Information Officer at Motorola, Inc., a designer, manufacturer, marketer and seller of mobility products, from 2005 to 2008. Her previous experience also includes Chief Information Officer of Office Depot, Inc. and senior-level information technology positions at PepsiCo, Inc., The Quaker Oats Company, General Electric Company, and The Procter & Gamble Company.

Ms. Morrison has served as a director of Baxter International Inc., a global medical products company, since 2019, and of Splunk Inc., provider of the Data-to-Everything Platform, since 2013. Ms. Morrison previously served on the Board of Directors of Aramark, a global provider of food, facilities and uniform services, from 2017 to 2019.

Ms. Morrison holds a B.A. and B.S. from Miami University in Oxford, Ohio.

About Virtusa

Virtusa Corporation (NASDAQ GS: VRTU) is a leading provider of digital business strategy, digital engineering, and information technology (IT) services and solutions that enable the digital transformation of Global 2000 enterprises by imagining, building and implementing the end-to-end technology solutions that are essential to compete in a digital-first world. Virtusa partners with the leading companies in the Banking, Financial Services, Insurance, Healthcare, Communications, Media, Entertainment, Travel, Manufacturing, and Technology industries.

Virtusa helps its clients accelerate their digital and overall business transformation by providing multi-disciplinary agile teams of consultants, designers, engineers and sophisticated gamified tools. The company integrates its deep domain and digital engineering expertise with proven assets and processes embedded in its unique Digital Transformation Studio model, resulting in a high performance end to end delivery. Its core services include consulting and system design, application engineering, analytics and data, digital process automation, enterprise application integration, cloud services and managed services.

Cautionary Information Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, management's forecast of financial performance, the impact of the COVID-19 pandemic and related economic conditions on our business and results of operations, the growth of our business and management’s plans, objectives, and strategies, the company’s ability to convert its pipeline into profitable revenue growth, the company’s ability to diversify its portfolio of industries, geographies and accounts, the company’s ability to increase its operating margins, the company’s ability to increase market share as a result of its Three Pillar Strategic Plan, the company’s ability to generate long-term value for its shareholders, the company’s financial performance and the impact of its operational changes, including its completed acquisitions and divestitures, the company’s operating leverage in pursuing growth opportunities, and the company’s upcoming 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), uncertainties regarding future actions that may be taken by New Mountain in furtherance of its nomination of director candidates for election at the company’s 2020 Annual Meeting. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “see,” “seeks,” “estimates,” “will,” “should,” “may,” “confident,” “positions,” “look forward to,” and variations of such words or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects and beliefs about the ability of our board of directors and management to execute on our strategy and drive shareholder value, beliefs about the ability of our board of directors and management to make decisions in the best interest of the company and all shareholders, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, those risks identified in Virtusa’s public filings with the Securities and Exchange Commission (the “SEC”), including Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and subsequent filings with the SEC. Virtusa disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contacts

Media Contact:

Conversion Marketing

Ron Favali, 727-512-4490

ron@conversionam.com

Joele Frank, Wilkinson Brimmer Katcher

Nick Lamplough / Clayton Erwin

(212) 355-4449

Investor Contact:

ICR

William Maina, 646-277-1236

william.maina@icrinc.com

Additional Investor Contact:

MacKenzie Partners, Inc.

Bob Marese, 212-929-5405

bmarese@mackenziepartners.com